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                              HEARTLAND VALUE FUND
                            HEARTLAND VALUE PLUS FUND

                         SUPPLEMENT DATED AUGUST 2, 1999
                                       TO
                          PROSPECTUS DATED MAY 1, 1999

         EARLY REDEMPTION FEE - VALUE FUND AND VALUE PLUS FUND ONLY (PAGE 49). Shares of the Value Fund or Value Plus Fund purchased on or after October 1, 1999 that are redeemed or exchanged in less than 270 days will be assessed a fee of 1% of the current net asset value of the shares. This fee will be retained by the Fund for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed or exchanged in the order in which they are purchased. The Funds reserve the right to modify the terms of or terminate the fee at any time.

         The fee is waived for Value Fund or Value Plus Fund shares purchased on or after October 1, 1999 as follows:

                  (a) For an account registered as either an Individual Retirement Account or a tax-qualified retirement plan on the books of the Fund's transfer agent, Firstar Mutual Fund Services, LLC, or on the books of certain other third parties that are authorized agents of the Fund;

                  (b) Shares purchased by automatic reinvestment of income or capital gains distributions from the Fund, another Heartland Fund or the Firstar Money Market Fund;

                  (c) Shares purchased through an automatic purchase plan offered by the Fund; and

                  (d) Shares redeemed through an automatic redemption plan offered by the Fund.

         If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Fund's transfer agent, your record keeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with your account representative to determine if the fee waiver is available.